Regulatory Assets and Liabilities	12 Months Ended
Dec. 31, 2017
Regulated Operations [Abstract]
Regulatory Assets and Liabilities
REGULATORY ASSETS AND LIABILITIES
Regulatory assets and liabilities arise as a result of the rate-setting process. Hydro One has recorded the following regulatory assets and liabilities:

December 31 (millions of dollars)	2017	2016
Regulatory assets:
Deferred income tax regulatory asset	1,762	1,587
Pension benefit regulatory asset	981	900
Post-retirement and post-employment benefits	36	243
Environmental	196	204
Share-based compensation	40	31
Debt premium	27	32
Foregone revenue deferral	23	—
Distribution system code exemption	10	10
B2M LP start-up costs	4	5
Retail settlement variance account	—	145
2015-2017 rate rider	—	7
Pension cost variance	—	4
Other	16	14
Total regulatory assets	3,095	3,182
Less: current portion	(46)	(37)
	3,049	3,145

Regulatory liabilities:
Green Energy expenditure variance	60	69
External revenue variance	46	64
CDM deferral variance	28	54
Pension cost variance	23	—
2015-2017 rate rider	6	—
Deferred income tax regulatory liability	5	4
Other	17	18
Total regulatory liabilities	185	209
Less: current portion	(57)	—
	128	209

Deferred Income Tax Regulatory Asset and Liability
Deferred income taxes are recognized on temporary differences between the carrying amount of assets and liabilities in the financial statements and the corresponding tax bases used in the computation of taxable income. The Company has recognized regulatory assets and liabilities that correspond to deferred income taxes that flow through the rate-setting process. In the absence of rate-regulated accounting, the Company’s income tax expense would have been recognized using the liability method and there would be no regulatory accounts established for taxes to be recovered through future rates. As a result, the 2017 income tax expense would have been higher by approximately $113 million (2016 – $104 million).
On September 28, 2017, the OEB issued its Decision and Order on Hydro One Networks' 2017 and 2018 transmission rates revenue requirements (Decision). In its Decision, the OEB concluded that the net deferred tax asset resulting from transition from the payments in lieu of tax regime under the Electricity Act (Ontario) to tax payments under the federal and provincial tax regime should not accrue entirely to Hydro One's shareholders and that a portion should be shared with ratepayers. On November 9, 2017, the OEB issued a Decision and Order that calculated the portion of the tax savings that should be shared with ratepayers. The OEB's calculation would result in an impairment of Hydro One Networks' transmission deferred income tax regulatory asset of up to approximately $515 million. If the OEB were to apply the same calculation for sharing in Hydro One Networks' 2018-2022 distribution rates, for which a decision is currently outstanding, it would result in an additional impairment of up to approximately $370 million related to Hydro One Networks' distribution deferred income tax regulatory asset. In October 2017, the Company filed a Motion to Review and Vary (Motion) the Decision and filed an appeal with the Divisional Court of Ontario (Appeal). On December 19, 2017, the OEB granted a hearing of the merits of the Motion which is scheduled for mid-February 2018. In both cases, the Company's position is that the OEB made errors of fact and law in its determination of allocation of the tax savings between the shareholders and ratepayers. The Appeal is being held in abeyance pending the outcome of the Motion. If the Decision is upheld, based on the facts known at this time, the exposure from the potential impairments would be a one-time decrease in net income of up to approximately $885 million. Based on the assumptions that the OEB applies established rate making principles in a manner consistent with its past practice and does not exercise its discretion to take other policy considerations into account, management is of the view that it is likely that the Company’s Motion will be granted and the aforementioned tax savings will be allocated to the benefit of Hydro One shareholders.
Pension Benefit Regulatory Asset
In accordance with OEB rate orders, pension costs are recovered on a cash basis as employer contributions are paid to the pension fund in accordance with the Pension Benefits Act (Ontario). The Company recognizes the net unfunded status of pension obligations on the Consolidated Balance Sheets with an offset to the associated regulatory asset. A regulatory asset is recognized because management considers it to be probable that pension benefit costs will be recovered in the future through the rate-setting process. The pension benefit obligation is remeasured to its fair value at each year end based on an annual actuarial report, with an offset to the associated regulatory asset, to the extent of the remeasurement adjustment. In the absence of rate-regulated accounting, OCI would have been lower by $80 million and operation, maintenance and administration expenses would have been higher by $1 million (2016 – OCI higher by $52 million).
Post-Retirement and Post-Employment Benefits
The Company recognizes the net unfunded status of post-retirement and post-employment obligations on the Consolidated Balance Sheets with an incremental offset to the associated regulatory assets. A regulatory asset is recognized because management considers it to be probable that post-retirement and post-employment benefit costs will be recovered in the future through the rate-setting process. The post-retirement and post-employment benefit obligation is remeasured to its fair value at each year end based on an annual actuarial report, with an offset to the associated regulatory asset, to the extent of the remeasurement adjustment. In the absence of rate-regulated accounting, 2017 OCI would have been higher by $207 million (2016 – lower by $3 million).
Environmental
Hydro One records a liability for the estimated future expenditures required to remediate environmental contamination. Because such expenditures are expected to be recoverable in future rates, the Company has recorded an equivalent amount as a regulatory asset. In 2017, the environmental regulatory asset increased by $1 million (2016 – decreased by $1 million) to reflect related changes in the Company’s PCB liability, and increased by $7 million (2016 – $10 million) due to changes in the land assessment and remediation liability. The environmental regulatory asset is amortized to results of operations based on the pattern of actual expenditures incurred and charged to environmental liabilities. The OEB has the discretion to examine and assess the prudency and the timing of recovery of all of Hydro One’s actual environmental expenditures. In the absence of rate-regulated accounting, 2017 operation, maintenance and administration expenses would have been higher by $8 million (2016 – $9 million). In addition, 2017 amortization expense would have been lower by $24 million (2016 – $20 million), and 2017 financing charges would have been higher by $8 million (2016 – $8 million).
Share-based Compensation
The Company recognizes costs associated with share grant plans in a regulatory asset as management considers it probable that share grant plans' costs will be recovered in the future through the rate-setting process. In the absence of rate-regulated accounting, 2017 operation, maintenance and administration expenses would have been higher by $7 million (2016 – $9 million). Share grant costs are transferred to labour costs at the time the share grants vest and are issued, and are recovered in rates in accordance with recovery of said labour costs.
Debt Premium
The value of debt assumed in the acquisition of HOSSM has been recorded at fair value in accordance with US GAAP - Business Combinations. The OEB allows for recovery of interest at the coupon rate of the Senior Secured Bonds and a regulatory asset has been recorded for the difference between the fair value and face value of this debt. The debt premium is recovered over the remaining term of the debt.
Foregone Revenue Deferral
As part of its September 2017 decision on Hydro One Networks’ transmission rate application for 2017 and 2018 rates, the OEB approved the foregone revenue account to record the difference between revenue earned under the rates approved as part of the decision, effective January 1, 2017, and revenue earned under the interim rates until the approved 2017 rates were implemented.  The OEB approved a similar account for B2M LP in June 2017 to record the difference between revenue earned under the newly approved rates, effective January 1, 2017, and the revenue recorded under the interim 2017 rates. The balances of these accounts will be returned to or recovered from ratepayers, respectively, over a one-year period ending December 31, 2018. The draft rate order submitted by Hydro One Networks was approved by the OEB in November, 2017. This draft rate order reflects the September 2017 decision, including a reduction of the amount of cash taxes approved for recovery in transmission rates due to the OEB’s basis to share the savings resulting from a deferred tax asset with ratepayers. The Company’s position in the aforementioned Motion is that the OEB made errors of fact and law in its determination of allocation of the tax savings between the shareholders and ratepayers. Therefore, the Company has also reflected the impact of the Company’s position with respect to the Motion in the Foregone Revenue Deferral account. The timing for recovery of this impact will be determined as part of the outcome of the Motion.
Distribution System Code (DSC) Exemption
In June 2010, Hydro One Networks filed an application with the OEB regarding the OEB’s new cost responsibility rules contained in the OEB’s October 2009 Notice of Amendment to the DSC, with respect to the connection of certain renewable generators that were already connected or that had received a connection impact assessment prior to October 21, 2009. The application sought approval to record and defer the unanticipated costs incurred by Hydro One Networks that resulted from the connection of certain renewable generation facilities. The OEB ruled that identified specific expenditures can be recorded in a deferral account subject to the OEB’s review in subsequent Hydro One Networks distribution applications. In March 2015, the OEB approved the disposition of the DSC exemption deferral account balance at December 31, 2013, including accrued interest, which was recovered through the 2015-2017 Rate Rider. In addition, the OEB also approved Hydro One’s request to discontinue this deferral account. There were no additions to this regulatory account in 2017 or 2016. The remaining balance in this account at December 31, 2016, including accrued interest, was requested for recovery through the 2018-2022 distribution rate application.
B2M LP Start-up Costs
In December 2015, OEB issued its decision on B2M LP’s application for 2015-2019 and as part of the decision approved the recovery of $8 million of start-up costs relating to B2M LP. The costs are being recovered over a four-year period which began in 2016, in accordance with the OEB decision.
Retail Settlement Variance Account (RSVA)
Hydro One has deferred certain retail settlement variance amounts under the provisions of Article 490 of the OEB’s Accounting Procedures Handbook. In March 2015, the OEB approved the disposition of the total RSVA balance accumulated from January 2012 to December 2013, including accrued interest, to be recovered through the 2015-2017 Rate Rider.
2015-2017 Rate Rider
In March 2015, as part of its decision on Hydro One Networks’ distribution rate application for 2015-2019, the OEB approved the disposition of certain deferral and variance accounts, including RSVAs and accrued interest. The 2015-2017 Rate Rider account included the balances approved for disposition by the OEB and was disposed of in accordance with the OEB decision over a 32-month period ended on December 31, 2017. The balance remaining in the account represents an over-collection to be returned to ratepayers in a future rate application. We have not requested recovery of the remaining balance of this account in the current distribution rate application.
Pension Cost Variance
A pension cost variance account was established for Hydro One Networks’ transmission and distribution businesses to track the difference between the actual pension expenses incurred and estimated pension costs approved by the OEB. The balance in this regulatory account reflects the deficit of pension costs paid as compared to OEB-approved amounts. In March 2015, the OEB approved the disposition of the distribution business portion of the total pension cost variance account at December 31, 2013, including accrued interest, which was recovered through the 2015-2017 Rate Rider. In September 2017, the OEB approved the disposition of the transmission business portion of the total pension cost variance account as at December 31, 2015, including accrued interest, which is being recovered over a two-year period ending December 31, 2018. In the absence of rate-regulated accounting, 2017 revenue would have been higher by $24 million (2016 – $25 million).
Green Energy Expenditure Variance
In April 2010, the OEB requested the establishment of deferral accounts which capture the difference between the revenue recorded on the basis of Green Energy Plan expenditures incurred and the actual recoveries received.
External Revenue Variance
In May 2009, the OEB approved forecasted amounts related to export service revenue, external revenue from secondary land use, and external revenue from station maintenance and engineering and construction work. In November 2012, the OEB again approved forecasted amounts related to these revenue categories and extended the scope to encompass all other external revenues. The external revenue variance account balance reflects the excess of actual external revenues compared to the OEB-approved forecasted amounts. In September 2017, the OEB approved the disposition of the external revenue variance account as at December 31, 2015, including accrued interest, which is being returned to customers over a two-year period ending December 31, 2018.
CDM Deferral Variance Account
As part of Hydro One Networks’ application for 2013 and 2014 transmission rates, Hydro One agreed to establish a new regulatory deferral variance account to track the impact of actual Conservation and Demand Management (CDM) and demand response results on the load forecast compared to the estimated load forecast included in the revenue requirement. The balance in the CDM deferral variance account relates to the actual 2013 and 2014 CDM compared to the amounts included in 2013 and 2014 revenue requirements, respectively. There were no additions to this regulatory account in 2017 or 2016. The balance of the account at December 31, 2015, including interest, was approved for disposition in the 2017-2018 transmission rate decision and is currently being drawn down over a 2-year period ending December 31, 2018.